Exhibit 10.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT dated as of December 6, 2004 to the Amended and Restated Credit Agreement dated as of April 8, 2004 (as amended from time to time, the “Credit Agreement”) among WMG ACQUISITION CORP. (the “Company”), the Overseas Borrowers party thereto, WMG HOLDINGS CORP. (“Holdings”), the LENDERS party thereto (the “Lenders”), BANC OF AMERICA SECURITIES LLC and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers and Joint Book Managers, LEHMAN BROTHERS INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Co-Arrangers and Joint Book Managers, DEUTSCHE BANK SECURITIES INC. and LEHMAN COMMERCIAL PAPER INC., as Co-Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Documentation Agent, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H:

WHEREAS, Holdings wishes to incur certain indebtedness and make certain changes to the terms of the Credit Agreement; and

WHEREAS, the Lenders are willing to permit Holdings to do so, subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date (as defined in Section 7 below), refer to the Credit Agreement as amended hereby.

SECTION 2. Additional Permitted Holdco Debt. Section 7.03(c)(iii) of the Credit Agreement is amended to read in its entirety as follows:

(i)            unsecured Indebtedness of Holdings (“Permitted Holdco Debt”) that (A) is not subject to any Guarantee by the Company or any Restricted Subsidiary, (B) will not mature prior to the date that is ninety-one (91) days after the Maturity Date of the Term Loans, (C) has no scheduled amortization or payments of principal, (D) does not permit any payments in cash of interest or other amounts in respect of the principal thereof in excess of $35,000,000 in any Fiscal Year for at least five (5) years from the date of the issuance or incurrence thereof, (E) has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior discount notes of an issuer that is the parent of a borrower under senior secured credit facilities, and in any event, with respect to covenant, default and remedy provisions, no more restrictive than those set forth in the Senior Subordinated Notes Indenture taken as a whole (other than provisions customary for senior discount notes of a holding company), and (F) contains provisions with respect to paid-in-kind interest which are reasonably satisfactory to the Administrative Agent; provided that any such Indebtedness shall constitute Permitted Holdco Debt only if (i) both before and after giving effect to the issuance or incurrence thereof, no Event of Default shall have occurred and be continuing, (ii) after giving Pro Forma Effect to the issuance or incurrence thereof, the Holdings Consolidated Leverage Ratio shall be less than 5.75:1, and (iii) if the amount of such Indebtedness issued or incurred in any fiscal quarter exceeds $50,000,000, the Chief Financial Officer of Holdings or the Borrower shall have delivered an officer’s certificate demonstrating Pro Forma Compliance with the covenants set forth in Section 7.11 in form and substance reasonably satisfactory to the Administrative Agent, it being understood that any capitalized or paid-in-kind interest or accreted principal on such Indebtedness shall not constitute an issuance or incurrence of Indebtedness for purposes of this proviso;

SECTION 3. Change to the Calculation of EBITDA For Purposes of Incurring Permitted Holdco Debt. The definition of “Consolidated EBITDA” contained in Section 1.01 of the Credit Agreement is amended by adding the following proviso at the end thereof: “; and provided further that, solely for purposes of calculating the Holdings Consolidated Leverage Ratio under Section 7.03(c)(iii) on a Pro Forma Basis “Consolidated EBITDA” for the relevant period may include operating expense reductions for such period with respect to the Acquisition or with respect to any Investment, acquisition, Disposition, merger or consolidation permitted hereunder (each a “Permitted Transaction”) that has been consummated during such period, in each case that have been realized or (A) for which the steps necessary for realization have been taken or (B) with respect to any Permitted Transaction, for which steps necessary for realization are reasonably expected to be taken within the six month period following the consummation of such Permitted Transaction, so long as such adjustments are set forth in a certificate signed by the Chief Financial Officer of the Company and another Responsible Officer of the Company which states (i) the amount of such adjustments, and (ii) that such adjustment or adjustments are based on the reasonable good faith beliefs of the officers executing such certificate at the time of execution.”

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SECTION 4. Representations. Each of Holdings and the Company represents and warrants that (i) the representations and warranties of Holdings, the Company and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default will have occurred and be continuing on such date.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have (a) received from each of Holdings, the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof and (b) received an amendment fee for the account of each Lender from which the Administrative Agent has received an executed counterpart of this Amendment or other written confirmation, as required by subsection (a) above, on or prior to 12:00 noon New York City time on December 6, 2004, in an amount equal to 0.10% of the sum of the Total Outstandings, unused Term Commitments and unused Revolving Credit Commitments, in each case held by such Lender.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date fast above written.

WMG ACQUISITION CORP.

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

WMG HOLDINGS CORP.

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

Signature Page to Amendment No. 2

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Liliana Claar
Name: LILIANA CLAAR
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gabriela Millhorn
Name: Gabriela Millhorn
Title: Principal

Name of Lender: 1888 FUND, LTD.

By:	/s/ Kaitlin Trinh
Name: KAITLIN TRINH
Title: VICE PRESIDENT

Name of Lender:	ACM Income Fund

By:	/s/ Robert Bayer
Name: Robert Bayer
Title: VICE PRESIDENT

Addison CDO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phanaalkar
Mohan V. Phanaalkar
Managing Director

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

	By:	/s/ Gregory Stoeckle
Name: Gregory Stoeckle
Title: Authorized Signatory

Name of Lender:		Global Strategic Income

By:	/s/ Robert Bayer
	Name:	Robert Bayer
	Title:	Vice President

APEX (IDM) CDO I, LTD.
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
ELC (CAYMAN) LTD. 1999-II
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
SEABOARD CLO 2000 LTD.
SUFFIELD CLO, LIMITED
TRYON CLO LTD. 2000-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Sub-Adviser

By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as Investment Manager

By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

Name of Lender:		American Express Certificate Company By: American Express Asset Management Group as Collateral Manager

By:	/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

AMMC CDO I, LIMITED
By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CDO II, LIMITED
By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CDO III, LIMITED
By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Name of Lender:		APEX (Trimaran) CDO I, LTD.
By Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

ARCHIMEDES FUNDING III, LTD.

BY:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Steven Gorski
Name: STEVEN GORSKI
Title: DIRECTOR

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

BY:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Steven Gorski
Name: STEVEN GORSKI
Title: DIRECTOR

ARES Leveraged Investment Fund II, L.P.		Ares VI CLO Ltd.

By:	ARES Management II, L.P.	By:	Ares CLO Management VI, L.P.
Its:	General Partner		Investment Manager

		By:	Ares CLO GP VI, LLC Its Managing Member
By:	/s/ Seth J. Brufsky
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT	By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
ARES III CLO Ltd.		Title:	VICE PRESIDENT

By:	ARES CLO Management LLC	Ares VII CLO Ltd.

By:	/s/ Seth J. Brufsky	By:	Ares CLO Management VII, L.P.,
Name:	SETH J. BRUFSKY		Investment Manager
Title:	VICE PRESIDENT
		By:	Ares CLO GP VII, LLC,
Its General Partner

Ares IV CLO Ltd.

By	Ares CLO Management IV, L.P.,
	Investment Manager	By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
By	Ares CLO GP IV, LLC,	Title:	VICE PRESIDENT
Its Managing Member

Ares VIII CLO Ltd.

By:	/s/ Seth J. Brufsky	By:	Ares CLO Management VIII, L.P.,
Name:	SETH J. BRUFSKY		Investment Manager
Title:	VICE PRESIDENT
		By	Ares CLO GP VIII, LLC,
Its General Partner
ARES V CLO Ltd

By:	ARES CLO Management V, L.P.,
Investment Manager
		By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
By:	ARES CLO GP V, LLC,	Title:	VICE PRESIDENT
Its Managing Member
Ares Total Value Fund, L.P.
By:	/s/ Seth J. Brufsky
Name:	SETH J. BRUFSKY	By:	Area Total Value Management LLC
Title:	VICE PRESIDENT	Its:	General Partner

		By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
		Title:	VICE PRESIDENT

Name of Lender:		Atrium CDO

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender:		Atrium II

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender:		ATV Loan Funding LLC

By:	/s/ David Gorder
	Name:	DAVID GORDER
	Title:	ATTORNEY-IN-FACT

AVALON CAPITAL LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

	By:	/s/ Gregory Stoeckle
Name: Gregory Stoeckle
Title: Authorized Signatory

AVALON CAPITAL LTD. 2
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

	By:	/s/ Gregory Stoeckle
Name: Gregory Stoeckle
Title: Authorized Signatory

Name of Lender:
Sankaty Advisors, LLC as Collateral Manager
for Avery Point CLO, Limited, as Term Lender

By:	/s/ Timothy Barns
Name: Timothy Barns
Title: Senior Vice President

Ballyrock CLO II Limited, By: Ballyrock
Investment Advisors LLC, as Collateral
Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

BIRCHWOOD FUNDING LLC

By:	/s/ Meredith Koslick
Name: Meredith Koslick
Title: Assistant Vice President

Name of Lender:	BlackRock Limited Duration Income Trust
BlackRock Global Floating Rate Income Trust
BlackRock Senior Income Series
Magnetite Asset Investors LLC
Magnetite Asset Investors III LLC
Magnetite IV CLO, Limited
Magnetite V CLO, Limited
Senior Loan Portfolio

	By:	/s/ Tom Colwell
		Name:	Tom Colwell
		Title:	Authorized Signatory

By:
		Name:	Tom Colwell
		Title:	Authorized Signatory

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
		Name:	Tom Colwell
		Title:	Authorized Signatory

Name of Lender:
BLUE SQUARE FUNDING LIMITED
SERIES 3

By:	/s/ Joseph Cusmai
Name: Joseph Cusmai
Title: Vice President

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

Braymoor & Co.
By: Bear Stearns Asset Management, Inc., as its attorney-in-fact

By:	/s/ Jonathan Berg
Name: Jonathan Berg
Title: Vice President

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

Name of Lender:

C-SQUARED CDO LTD.

By: TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull

Title: Managing Director

/s/ G. Steven Kalin

G. Steven Kalin

Senior Vice President

Name of Lender:	By: Callidus Debt Partners CLO Fund, II Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name: Mavis Taintor
Title: Senior Managing Director

Name of Lender:	By: Callidus Debt Partners CLO Fund, III Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name: Mavis Taintor
Title: Senior Managing Director

Name of Lender:	Canadian Imperial Bank of Commerce

By:	/s/ John F. Burke
Name: John F. Burke
Title: Authorized Signatory

Canyon Capital Advisors, LLC

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

The undersigned, Canyon Capital CLO 2004-1 LTD. (“Canyon”), is a Lender to WMG Acquisition Corp., dated as of April 8, 2004 (the “Credit Agreement”). Canyon’s approval of a Amendment No. 2 has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the Amendment No. 2 in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the Amendment No. 2 (without counting failure to vote or abstentions.)

Canyon Capital CLO 2004-1 LTD.

By:	Canyon Capital Advisors LLC
a Delaware limited liability company,
its Collateral Manager

By:	/s/ R. Christian B. Evensen
	R. Christian B. Evensen	Date
Managing Director

Catalina CDO Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:

CELEBRITY CLO LIMITED
By:	TCW Advisors, Inc., As Agent

By:	/s/ G. Steven Kalin

Name: G. STEVEN KALIN
Title: SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull

Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

Name of Lender:	Centurion CDO II, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Name of Lender:	Centurion CDO VI, Ltd. By: American Express Asset Management Group as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Name of Lender:	Centurion CDO VII, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Gregory Stoeckle
Name: Gregory Stoeckle
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

	By:	/s/ Gregory Stoeckle
Name: Gregory Stoeckle
Title: Authorized Signatory

Name of Lender:

CIT LENDING SERVICES CORPORATION

By:	/s/ John P. Sirico, II
	Name:	John P. Sirico, II
	Title:	Vice President

Name of Lender: CITICORP INSURANCE AND INVESTMENT TRUST

By:		Travelers Asset Management International Company LLC

By:	/s/ William M. Gardner
	Name:	WILLIAM M. GARDNER
	Title:	Investment Officer

Name of Lender: Citigroup Investments Corporate Loan Fund Inc.
By: Travelers Asset Management International Company LLC

By:	/s/ Ronald Carter
	Name:	Ronald Carter
	Title:	VP

Clarenville CDO, SA
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender: Clydesdale CLO 2001-1, LTD

	By:	/s/ Elizabeth MacLean
NOMURA CORPORATE RESEARCH	Name: Elizabeth MacLean
AND ASSET MANAGEMENT INC.	Title: Director
AS
COLLATERAL MANAGER

Name of Lender: Clydesdale CLO 2003 LTD

	By:	/s/ Elizabeth MacLean
NOMURA CORPORATE RESEARCH	Name: Elizabeth MacLean
AND ASSET MANAGEMENT INC.	Title: Director
AS
COLLATERAL MANAGER

Name of Lender: Columbus Loan Funding Ltd. By: Travelers Asset Management International Company LLC

By:	/s/ Ronald Carter
	Name:	Ronald Carter
	Title:	VP

Name of Lender:		CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E)

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

Approved by Law Dept.
		By:	MPC
		Date:	11-30-04

Name of Lender:		CONTINENTAL ASSURANCE COMPANY

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

Approved by Law Dept.
		By:	MPC
		Date:	11-30-04

Name of Lender:		CSAM Funding I

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender:		CSAM Funding II

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender:		CSAM Funding III

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender:		CSAM Funding IV

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender: INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

	By:	/s/ Jeffrey Megar
		Name:	Jeffrey Megar, CFA
		Title:	Managing Director

	By:	/s/ Martha Hadeler
		Name:	Martha Hadeler
		Title:	Managing Director

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		Deutsche Bank, New York Branch

	By:	/s/ Susan LeFevre
		Name:	Susan LeFevre
		Title:	Director

	By:	/s/ Gregory Shefrin
		Name:	Gregory Shefrin
		Title:	Director
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

DIAMOND SPRINGS TRADING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc.
as Investment Adviser

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Name of Lender: [ILLEGIBLE] Leveraged Loan CDO 2002-II

By:	Prudential Investment Management, Inc.
as Collateral Manager
	Name:	/s/ [ILLEGIBLE]
Title: Vice President

Name of Lender: Dryden IV - Leveraged Loan CDO 2003

By:	Prudential Investment Management, Inc.,
as Collateral Manager
	Name:	/s/ Steph Johnson
Title: VICE PRESIDENT

Name of Lender: Dryden III - Leveraged Loan CDO 2002

By:	Prudential Investment Management, Inc.,
as Collateral Manager
	Name:	/s/ Steph Johnson
Title: VICE PRESIDENT

Name of Lender: Dryden V - Leveraged Loan CDO 2003

By:	Prudential Investment Management, Inc.,
as Collateral Manager
	Name:	/s/ Steph Johnson
Title: Vice President

Name of Lender:		East West Bank

By:	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

Name of Lender:		ECL FUNDING LLC

By:	/s/ Jason Trala
	Name:	JASON TRALA
	Title:	Attorney-in-Fact

Name of Lender:		RLF Funding Trust III
By: New York Life Investment Management,
LLC, its Investment Manager

By:	/s/ Mark A. Campellone
	Name:	Mark A. Campellone
	Title:	Director

Name of Lender:
Emerald Orchard Limited

By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Attorney-In-Fact

ENDURANCE CLO I, LTD.

c/o:	ING Capital Advisors LLC,
as Collateral Manager

BY:	/s/ Steven Gorski
Name:	STEVEN GORSKI
Title:	DIRECTOR

Name of Lender:		Fidelity Advisor Series II:
Fidelity Advisor Floating Rate High Income
Fund

By:	/s/ Mark Osterheld
	Name:	Mark Osterheld
	Title:	Assistant Treasurer

Name of Lender:

FIRST 2004-I CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Steven Kalin
Name:	G. STEVEN KALIN
Title	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title	MANAGING DIRECTOR

Name of Lender:

FIRST 2004-II CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Steven Kalin
Name:	G. STEVEN KALIN
Title	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title	MANAGING DIRECTOR

Name of Lender:		First Dominion Funding II

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender:		First Dominion Funding III

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Name of Lender:

FIRST TRUST/FOUR CORNERS
SENIOR FLOATING RATE INCOME
FUND
By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ Steven Columbaro
	Name:	STEVEN COLUMBARO
	Title:	Vice President

Name of Lender:

FIRST TRUST/FOUR CORNERS
SENIOR FLOATING RATE INCOME
FUND II
By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ Steven Columbaro
	Name:	STEVEN COLUMBARO
	Title:	Vice President

Name of Lender:
Flagship CLO 2001-1
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

Name of Lender:
Flagship CLO II
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

Name of Lender:
Flagship CLO III
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

Name of Lender: FORTE CDO (CAYMAN) LTD.
BY STRONG CAPITAL MANAGEMENT, INC.

By:	/s/ Gilbert L. Southwell, III
	Name:	Gilbert L. Southwell, III
	Title:	Assistant Secretary

Name of Lender: FORTE II CDO (CAYMAN) LTD.
BY STRONG CAPITAL MANAGEMENT, INC.

By:	/s/ Gilbert L. Southwell, III
	Name:	Gilbert L. Southwell, III
	Title:	Assistant Secretary

FOXE BASIN CLO 2003, LTD.
By Royal Bank of Canada as Collateral Manager

By:	/s/ Melissa Marano
Name: Melissa Marano
Title: Authorized Signatory

Name of Lender: Franklin CLO I, Limited

By:	/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender: Franklin CLO II, Limited

By:	/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender: Franklin CLO III, Limited

By:	/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender: Franklin CLO IV, Limited

By:	/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender:	FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender:	Franklin Floating Rate Master Series

By:	/s/ Maderil
Name:
Title:

Name of Lender: Franklin Floating Rate Trust

By:	/s/ Maderil
Name:
Title:

Name of Lender:	FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST

By:	/s/ Maderil
Name:
Title:

Name of Lender:		Foothill Income Trust, L.P.
by FIT GP, LLC, Its Core Partner

By:	/s/ M.E. Stearns
	Name:	M.E. Stearns
	Title:	Managing Member

Name of Lender:		Foothill Income Trust II, L.
by FIT II GP, LLC, Its Core Partner

By:	/s/ M.E. Stearns
	Name:	M.E. Stearns
	Title:	Managing Member

Name of Lender: Galaxy III CLO, Ltd By: AIG Global Investment Corp., Its Investment Adviser

By:	/s/ John G. Lapham, III
	Name:	John G. Lapham, III
	Title:	Managing Director

Name of Lender: Galaxy CLO 2003-I, Ltd By: AIG Global Investment Corp., Its Investment Adviser

By:	/s/ John G. Lapham, III
	Name:	John G. Lapham, III
	Title:	Managing Director

Gallatin Funding I Ltd. By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Jonathan Berg
	Name:	Jonathan Berg
	Title:	Vice President

STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR GENERAL MOTORS WELFARE BENEFIT TRUST

By:	/s/ Andrew Blad
	Name:	Andrew Blad
	Title:	Vice President

STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR GMAM GROUP PENSION TRUST I

By:	/s/ Andrew Blad
	Name:	Andrew Blad
	Title:	Vice President

GLENEAGLES TRADING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Grayston CLO 2001-01 Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

By:	/s/ Jonathan Berg
	Name:	Jonathan Berg
	Title:	Vice President

Grayston CLO II 2004-1 Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

By:	/s/ Jonathan Berg
	Name:	Jonathan Berg
	Title:	Vice President

Name of Lender: GREEN LANE CLO LTD.

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	VICE PRESIDENT

Name of Lender:		GULF STREAM-COMPASS CLO 2002-1 LTD By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry Love
	Name:	Barry Love
	Title:	Chief Credit Officer

Name of Lender:		GULF STREAM-COMPASS CLO 2004-1 LTD By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry Love
	Name:	Barry Love
	Title:	Chief Credit Officer

Name of Lender:		Hamilton CDO, Ltd. By: Stanfield Capital Partners LLC As its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Name of Lender:		Hamilton Floating Rate, LLC

By:	/s/ Dean Stephan
	Name:	DEAN STEPHAN
	Title:	MANAGING DIRECTOR

Name of Lender:		Hanover Square CLO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Managing Director

HARBOUR TOWN FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender: HIGHLAND LEGACY LIMITED By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
	Name:	Todd Travers
	Title:	Senior Portfolio Manager
Highland Capital Management, L.P.

Name of Lender: HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY By: Highland Capital Management, L.P. its investment advisor

By:	/s/ Todd Travers
	Name:	Todd Travers
	Title:	Senior Portfolio Manager
Highland Capital Management, L.P.

Name of Lender: HIGHLAND FLOATING RATE ADVANTAGE FUND LIMITED LIABILITY COMPANY By: Highland Capital Management, L.P. its investment advisor

By:	/s/ Todd Travers
	Name:	Todd Travers
	Title:	Senior Portfolio Manager
Highland Capital Management, L.P.

Name of Lender: LOAN FUNDING VII LTD By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
	Name:	Todd Travers
	Title:	Senior Portfolio Manager
Highland Capital Management, L.P.

Name of Lender: HIGHLAND LOAN FUNDING V LTD. By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
	Name:	Todd Travers
	Title:	Senior Portfolio Manager
Highland Capital Management, L.P.

Name of Lender: RESTORATION FUNDING CLO, LTD By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
	Name:	Todd Travers
	Title:	Senior Portfolio Manager
Highland Capital Management, L.P.

HUDSON STRAITS CLO 2004, LTD. By Royal Bank of Canada as Collateral Manager

By:	/s/ Melissa Marano
Name:	Melissa Marano
Title:	Authorized Signatory

Name of Lender:		IDS Life Insurance Company By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

INDOSUEZ CAPITAL FUNDING VI, LIMITED BY Lyon Capital Management as Collateral Manager

By:	/s/ Alex Kenna
Name:	Alex Kenna
Title:	Portfolio Manager

Name of Lender:

ING PRIME RATE TRUST By: ING Investment Management, Co.
as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING SENIOR INCOME FUND By: ING Investment Management, Co.
as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

SEQUILS-PILGRIM I, LTD
By: ING Investments, LLC
as its investment manager

By: /s/ Mohamed Basma
Name: Mohamed Basma
Title: Vice President

ING-ORYX CLO, LTD

BY: ING Capital Advisors LLC,
as Collateral Manager

BY:	/s/ Steven Gorski
Name:	STEVEN GORSKI
Title:	DIRECTOR

INVESCO EUROPEAN CDO I S.A.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

Name of Lender:

Jefferson-Pilot Life Insurance Company
By:		TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	SENIOR VICE PRESIDENT

/s/ Jonathan R. Insull
By:	Name:	/s/ Jonathan R. Insull
	Title:	JONATHAN R. INSULL
MANAGING DIRECTOR

Jissekikun Funding, Ltd.
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohna V. Phansalkar
Managing Director

JUPITER LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender: KATONAH I, LTD.

By:	/s/ Ralph Della Rocca
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer Katonah Capital, LLC, As Manager

Name of Lender: KATONAH II, LTD.

By:	/s/ Ralph Della Rocca
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer Katonah Capital, LLC, As Manager

Name of Lender: KATONAH III, LTD.

By:	/s/ Ralph Della Rocca
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer Katonah Capital, LLC, As Manager

Name of Lender: KATONAH IV, LTD.

By:	/s/ Ralph Della Rocca
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer Katonah Capital, LLC, As Manager

Name of Lender: KATONAH V, LTD.

By:	/s/ Ralph Della Rocca
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer Katonah Capital, LLC, As Manager

Name of Lender: KATONAH VI, LTD.

By:	/s/ Ralph Della Rocca
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer Katonah Capital, LLC, As Manager

KZH CRESCENT-3 LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

KZH CYPRESSTREE-1 LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

KZH PONDVIEW LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

KZH SOLEIL LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

KZH SOLEIL-2 LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

KZH STERLING LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

LAGUNA FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender: Landmark IV CDO Limited
By: Aladdin Capital Management, LLC,
as Manager

By:	/s/ John J. D’Angelo
	Name:	John J. D’Angelo
	Title:	Authorized Signatory

Name of Lender:
LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Tasha Spann
	Name:	Tasha Spann
	Title:	Authorized Signatory

Name of Investor: Light Point CLO 2004-1, Ltd.

By:	/s/ Timothy S. Van Kirk
	Name:	Timothy S. Van Kirk
	Title:	Managing Director

Lender: Lincoln National Life Insurance Co.

$1,990,000 PAR of Warner Music Group

By:	/s/ Thomas Chow
Thomas Chow, Vice President

Name of Lender:

LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.

By: TCW Advisors, Inc.,
as portfolio manager of Loan Funding I LLC

By:	/s/ G. Steven Kalin

Name:	G. STEVEN KALIN

Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull

Name:	JONATHAN R. INSULL

Title:	MANAGING DIRECTOR

Loan Funding III LLC
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender: Loan Funding V, LLC

By:	Prudential Investment Management, Inc., as Portfolio Manager
	Name:	[ILLEGIBLE]
	Title:	Vice President

Loan Funding VI LLC
By: Blackstone Debt Advisors L.P.
Name of Lender:		As Attorney-in-Fact

By:	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Managing Director

LOAN FUNDING IX LLC
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

	By:	/s/ Gregory Stoeckle
		Name:	Gregory Stoeckle
		Title:	Authorized Signatory

Name of Lender: Loan Funding Corp. THC, Ltd.

	By:	/s/ Janet Haack
		Name:	JANET HAACK
		Title:	As Attorney-in-fact

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]	By:
Name:
Title:

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Vice President

Name of Lender:

Longhorn CDO II, LTD.
By:	Merrill Lynch Investment Managers, L.P.
as Investment Advisor

By:	/s/ Greg Spencer
Greg Spencer
Authorized Signatory

LONG LANE MASTER TRUST IV

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Authorized Agent

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By	Loomis Sayles and Company, L.P.
its manager
By	Loomis Sayles and Company, Inc.
its general partner

/s/ Kevin J. Perry
By:	Kevin J. Perry
Title:	Vice President

Name of Lender: Mainstay Floating Rate Fund, a series of Eclipse Funds, Inc.
By: New York Life Investment Management, LLC

By:	/s/ Mark A Campellone
Name: Mark A. Campellone
Title: Director

Name of Lender:

Madison Avenue CDO III, Limited

By:	/s/ David W. Farrell
	Name:	David W. Farrell
	Title:	Director

Mariner CDO 2002, Ltd
By:	Antares Asset Management Inc.,
As Collateral Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

Navigator CDO 2003, Ltd.
By:	Antares Asset Management Inc.,
As Collateral Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender: Merrill Lynch Capital Corp.

By:	/s/ Chantal Simon
Name: Chantal Simon
Title: Authorized Signatory

Name of Lender:

MetLife Bank National Association

By:	/s/ James R. Dinsler
Name: James R. Dinsler
Title: Director

Signature Page to Amendment No. 1

Name of Lender:

Metropolitan Life Insurance Company

By:	/s/ James R. Dinsler
Name: James R. Dinsler
Title: Director

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
Name of Lender:	As Collateral Manager

By:	/s/ Dean Criares
Name: Dean Criares
Title: Managing Director

Signature Page to Amendment No. 2

Name of Lender: Morgan Stanley Prime [illegible] Trust

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	VP

Name of Lender: Mountain Capital CLO I Ltd.

By:	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

Name of Lender: Mountain Capital CLO II Ltd.

By:	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

Name of Lender: Mountain Capital CLO III Ltd.

By:	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

MUIRFIELD TRADING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender: NATEXIS BANQUES POPULAIRES

	By:	/s/ Evan S. Kraus
		Name:	EVAN S. KRAUS
		Title:	VICE PRESIDENT

	By:	/s/ Michael T. Pellerito
		Name:	MICHAEL T. PELLERITO
		Title:	VICE PRESIDENT

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

Name of Lender: Nationwide Life Insurance Company

	By:	/s/ Thomas S. Leggett
		Name:	THOMAS S. LEGGETT
		Title:	ASSOCIATE VICE PRESIDENT PUBLIC BONDS

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		Nationwide Mutual Fire Insurance Company

	By:	/s/Thomas S. Leggett
		Name:	THOMAS S. LEGGETT
		Title:	ASSOCIATE VICE PRESIDENT PUBLIC BONDS

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]

By:
Name:
Title:

	Name of Lender:		Nationwide Mutual Insurance Company

	By:	/s/Thomas S. Leggett
		Name:	THOMAS S. LEGGETT
		Title:	ASSOCIATE VICE PRESIDENT PUBLIC BONDS

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]

By:
Name:
Title:

Nemean CLO, LTD.

By:	ING Capital Advisors LLC,
as Investment Manager

By:	/s/ Steven Gorski
Name: Steven Gorski
Title: Director

Name of Lender: New Alliance Global CDO Ltd

By:	/s/ Robert Bayer
Name: Robert Bayer
Title: Vice President

Name of Lender: New York Life Insurance Company

By:	/s/ Mark A. Campellone
Name: Mark A. Campellone
Title: Director

Name of Lender: New York Life Insurance and Annuity Corporation

By:	/s/ Mark A. Campellone
Name: Mark A. Campellone
Title: Director

Name of Lender: Nomura Bond & Loan Fund

By:	UFJ Trust Bank Limited as Trustee
By:	Nomura Corporate Research and	By:	/s/ Elizabeth MacLean
	Asset Management Inc.		Name:	Elizabeth MacLean
	Attorney in Fact		Title:	Director

Name of Lender: NYLIM Flatiron CLO 2003-1 Ltd
By: New York Life Investment Management, LLC as
Collateral Manager and Attorney-in-Fact

By:	/s/ Mark A. Campellone
	Name:	Mark A. Campellone
	Title:	Director

Name of Lender: NYLIM Flatiron CLO 2004-1 Ltd.
By: New York Life Investment Management LLC, as
Collateral Manager and Attorney-in-Fact

By:	/s/ Mark A. Campellone
	Name:	Mark A. Campellone
	Title:	Director

Name of Lender:

By:
Name:
Title:

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC
as Investment Manager

By:	/s/ Scott D. Krase
	Name:	SCOTT D. KRASE
	Title:	Authorized Signatory

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC
as Investment Manager

By:	/s/ Scott D. Krase
	Name:	SCOTT D. KRASE
	Title:	Authorized Signatory

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC
as Investment Manager

By:	/s/ Scott D. Krase
	Name:	SCOTT D. KRASE
	Title:	Authorized Signatory

Name of Lender:
Octagon Investment Partners II, LLC
By:	Octagon Credit Investors, LLC
as sub-investment manager

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

Name of Lender:
Octagon Investment Partners III, Ltd.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Name of Lender:
Octagon Investment Partners IV, Ltd.
By:	Octagon Credit Investors, LLC
as collateral manager

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

Name of Lender:
Octagon Investment Partners V, Ltd.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

Name of Lender:
Octagon Investment Partners VI, Ltd.
By:	Octagon Credit Investors, LLC
as collateral manager

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

Name of Lender:
Octagon Investment Partners VII, Ltd.
By:	Octagon Credit Investors, LLC
as collateral manager

By:	/s/ Andrew D. Gordon
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

Name of Lender:Olympic CLO I Ltd

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, Centre Pacific LLP (Manager)

Name of Lender: Pacifica DCO III, Ltd.

By:	/s/ Phillip Otero
	Name:	Phillip Otero
	Title:	SVP

PETRUSSE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalker
Managing Director

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

PINEHURST TRADING, INC.

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

PPM MONARCH BAY FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Authorized Agent

Name of Lender:
Sankaty Advisors, LLC as Collateral Manager
for Prospect Funding I, LLC, as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Senior Vice President

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM MASTER INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM VARIABLE TRUST – PVT
DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM VARIABLE TRUST – PVT
HIGH YIELD FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

Name of Lender:
Sankaty Advisors, LLC as Collateral Manager
for Race Point CLO, Limited, as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Senior Vice President

Name of Lender:
Sankaty Advisors, LLC as Collateral Manager
for Race Point II CLO, Limited, as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Senior Vice President

RIVIERA FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

ROSEMONT CLO, LTD.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Name of Lender:
Sankaty High Yield Partners II, L.P.

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Senior Vice President

Name of Lender:
Sankaty High Yield Partners III, L.P.

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Senior Vice President

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

	By:	/s/ Gregory Stoeckle
		Name:	Gregory Stoeckle
		Title:	Authorized Signatory

SAWGRASS TRADING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender:

SECURITY INCOME FUND-INCOME
OPPORTUNITY SERIES
By: Four Corners Capital Management
LLC, as Collateral Manager

By:	/s/ Steven Columbaro
	Name:	STEVEN COLUMBARO
	Title:	Vice President

SEMINOLE FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender: Seneca CBO III, Limited
by Seneca Capital Management as
Portfolio Manager

By:	/s/ Warren Goodrich
	Name:	Warren Goodrich
	Title:	Analyst

Name of Lender: Seneca CBO IV, Limited
by Seneca Capital Management as
Portfolio Manager

By:	/s/ Warren Goodrich
	Name:	Warren Goodrich
	Title:	Analyst

Name of Lender: Sequils-Centurion V, Ltd.
By:	American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
	Name:	Vincent P. Pham
	Title:	Director-Operations

SEQUILS-Glace Bay, Ltd.
By Royal Bank of Canada as Collateral Manager

By:	/s/ Melissa Marano
Name: Melissa Marano
Title: Authorized Signatory

SEQUILS-ING I (HBDGM), LTD.

By:	ING Capital Advisors LLC,
as Collateral Manager

By:	/s/ Steven Gorski
Name:	STEVEN GORSKI
Title:	DIRECTOR

SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Name of Lender: SIERRA CLO I LTD

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, Centre Pacific LLP (Manager)

SIMSBURY CLO, LIMITED
SOMERS CDO, LIMITED
By: Babson Capital Management LLC under
delegated authority from Massachusetts
Mutual Life Insurance Company as Collateral
Manager

By:	/s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ David P. Wells
Name:	David P. Wells CFA
Title:	Managing Director

Name of Lender: SOCIETE GENERALE

By:	/s/ Elaine Khalil
	Name:	Elaine Khalil
	Title:	Director

Name of Lender: SOL Loan Funding LLC

By:	/s/ Craig Jacobs
	Name:	Craig Jacobs
	Title:	Assistant Vice President

Southport CLO, Limited
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender: Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Name of Lender: Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Asset Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Name of Lender: Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners LLC
As its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Name of Lender: Stanfield/RMF Transatlantic CDO Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

STANWICH LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

STRONG CAPITAL MANAGEMENT
One Hundred Heritage Reserve / Menomonee Falls, Wisconsin 53051

December 2, 2004

Via Facsimile Only

Ms. Lilianna Clar

Bank of America

Fax #: 415-503-5003

Re:     Loan Amendments for WMG (Warner Music Group), et al. (“Amendments”)

Dear Ms. Clar:

Enclosed are copies of original executed signature pages for the Amendments (“Consent”) from various entities advised by Strong Capital Management, Inc. (“Strong”) for delivery to you. If the requisite number of lenders does not consent to the Amendments, you should disregard and destroy Strong’s Consent. Please contact me at 414-359-3776 or email me at gsouthwe@strong.com if you have any questions regarding this matter.

Very truly yours,

/s/ Gilbert L. Southwell III
Gilbert L. Southwell III
Secretary

Encs.

cc Sonja Reed

Name of Lender:		STRONG SHORT-TERM HIGH
YIELD BOND FUND by STRONG
CAPITAL MANAGEMENT, INC.

By:	/s/ Gilbert L. Southwell III
	Name:	Gilbert L. Southwell III
	Title:	Assistant Secretary

Name of Lender: The Sumitomo Trust &
Banking Co., Ltd., New York Branch

By:	/s/ Elizabeth A. Quirk
	Name:	Elizabeth A. Quirk
	Title:	Vice President

Name of Lender: SunAmerica Life Insurance
Company
By: AIG Global Investment Corp.,
Its Investment Adviser

By:	/s/ John G. Lapham, III
	Name:	John G. Lapham, III
	Title:	Managing Director

Name of Lender:		SunAmerica Senior Floating Rate
Fund Inc.
By: Stanfield Capital Partners LLC
As subadviser

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Sun Life Assurance Company of Canada (US)
By: Fairlead Capital Management, Inc. as Sub-Advisor

By:	/s/ Melissa Marano
Name: Melissa Marano
Title: Vice President and Senior Portfolio Manager

Name of Lender:

TCW SELECT LOAN FUND, LIMITED

By: TCW Advisors, Inc. as its
Collateral Manager

By:	/s/ G. Steven Kalin
Name:	G. STEVEN KALIN
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

Name of Lender:
Toronto Dominion (New York), Inc.

By:	/s/ Masoed Fikree
Name:	Masoed Fikree
Title:	Authorized Agent

Name of Lender: THE TRAVELERS
INSURANCE COMPANY

By:	/s/ William M. Gardner
	Name:	WILLIAM M. GARDNER
	Title:	Investment Officer

Name of Lender: TRS CALLISTO LLC

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

Name of Lender: Trumbull THC, Ltd.

By:	/s/ Theresa Lynch
	Name:	THERESA LYNCH
	Title:	VICE PRESIDENT

Name of Lender: Tuscany CDO, Limited

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral-Manager

By:	/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

Name of Lender: Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Managing Director

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Executive Director

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Investment Advisory Corp.

By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Executive Director

Name of Lender:

VELOCITY CLO, LTD.
By: TCW Advisors, Inc.,
Its Collateral Manager

By:	/s/ G. Steven Kalin
Name: G. STEVEN KALIN
Title: SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

Name of Lender: Venture CDO 2002, Limited

By	Its investment advisor MJX Asset
Management LLC
/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender: Venture III CDO, Limited

By	Its investment advisor MJX Asset
Management LLC
/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender: Venture IV CDO, Limited

By	Its investment advisor MJX Asset
Management LLC
/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender: Wells Fargo Bank, N.A.

By:	/s/ Geoffrey Nolan
	Name:	Geoffrey Nolan
	Title:	V.P.

Waveland - INGOTS, LTD.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender: White Horse I, Ltd.
By: WhiteHores Capital Partners, LP, As
Collateral Manager

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood, CFA
	Title:	Portfolio Manager

Name of Lender: Windsor Loan Funding, Limited
By:		Stanfield Capital Partners LLC
as its Investment Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

WINGED FOOT FUNDING TRUST

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Authorized Agent

Wrigley CDO, Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender: XL Re Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Aknowledged by:

Guarantors:	A. P. SCHMIDT CO.
ATLANTIC/143 L.L.C.
ATLANTIC/MR VENTURES INC.
ATLANTIC/MR II INC.
ATLANTIC RECORDING CORPORATION
BERNA MUSIC, INC,
BIG BEAT RECORDS INC.
BIG TREE RECORDING CORPORATION
BUTE SOUND LLC
CAFE AMERICANA INC.
CHAPPELL & INTERSONG MUSIC GROUP
(AUSTRALIA) LIMITED
CHAPPELL AND INTERSONG MUSIC GROUP
(GERMANY) INC.
CHAPPELL MUSIC COMPANY, INC.
COTA MUSIC, INC.
COTILLION MUSIC, INC.
CPP/BELWIN, INC.
CRK MUSIC INC.
E/A MUSIC, INC.
ELEKSYLUM MUSIC, INC.
ELEKTRA/CHAMELEON VENTURES INC.
ELEKTRA ENTERTAINMENT GROUP INC.
ELEKTRA GROUP VENTURES INC.
FHK, INC.
FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.
FOSTER FREES MUSIC, INC.
FOZ MAN MUSIC LLC
INSIDE JOB, INC.
INTERSONG U.S.A., INC.
JADAR MUSIC CORP.
LAVA TRADEMARK HOLDING COMPANY LLC
LEM AMERICA, INC.
LONDON-SIRE RECORDS INC.
MCGUFFIN MUSIC INC,
MIXED BAG MUSIC, INC,
NC HUNGARY HOLDINGS INC.
NEW CHAPPELL INC.
NONESUCH RECORDS INC.
NVC INTERNATIONAL INC.
OCTA MUSIC, INC.
PENALTY RECORDS, L.L.C.
PEPAMAR MUSIC CORP.
REVELATION MUSIC PUBLISHING CORPORATION

RHINO ENTERTAINMENT COMPANY
RICK’S MUSIC INC.
RIGHTSONG MUSIC INC.
RODRA MUSIC, INC.
SEA CHIME MUSIC, INC.
SR/MDM VENTURE INC.
SUMMY-BIRCHARD, INC.
SUPER HYPE PUBLISHING, INC.
T-BOY MUSIC, L.L.C.
T-GIRL MUSIC, L.L.C.
THE RHYTHM METHOD INC.
TOMMY BOY MUSIC, INC.
TOMMY VALANDO PUBLISHING GROUP, INC.
TRI-CHAPPELL MUSIC INC.
TW MUSIC HOLDINGS INC.
UNICHAPPELL MUSIC INC.
W.B.M. MUSIC CORP.
WALDEN MUSIC INC.
WARNER ALLIANCE MUSIC INC.
WARNER BRETHREN INC.
WARNER BROS. MUSIC INTERNATIONAL INC.
WARNER BROS. PUBLICATIONS U.S. INC.
WARNER BROS. RECORDS INC.
WARNER/CHAPPELL MUSIC, INC.
WARNER/CHAPPELL MUSIC (SERVICES), INC.
WARNER CUSTOM MUSIC CORP.
WARNER DOMAIN MUSIC INC.
WARNER-ELEKTRA-ATLANTIC CORPORATION
WARNER MUSIC BLUESKY HOLDING INC.
WARNER MUSIC DISCOVERY INC.
WARNER MUSIC DISTRIBUTION INC.
WARNER MUSIC GROUP INC.
WARNER MUSIC LATINA INC.
WARNER SOJOURNER MUSIC INC.
WARNERSONGS, INC.
WARNER MUSIC SP INC.
WARNER SPECIAL PRODUCTS INC.
WARNER STRATEGIC MARKETING INC.
WARNER-TAMERLANE PUBLISHING CORP.
WARPRISE MUSIC INC.
WB GOLD MUSIC CORP.
WB MUSIC CORP.
WBM/HOUSE OF GOLD MUSIC, INC.
WBPI HOLDINGS LLC
WBR MANAGEMENT SERVICES INC.
WBR/QRI VENTURE, INC.

WBR/RUFFNATION VENTURES, INC.
WBR/SIRE VENTURES INC.
WE ARE MUSICA INC.
WEA EUROPE INC.
WEA INC.
WEA INTERNATIONAL INC.
WEA LATINA MUSICA INC.
WEA MANAGEMENT SERVICES INC.
WIDE MUSIC, INC.
WMG MANAGEMENT SERVICES INC.
WMG TRADEMARK HOLDING COMPANY LLC

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: VP

WEA ROCK LLC

By: Warner-Elektra-Atlantic Corp., its sole member

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: VP

WEA URBAN LLC

By: Warner-Elektra-Atlantic Corp., its sole member

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: VP